EXHIBIT 4.4

                          COUNTRYWIDE HOME LOANS, INC.

                                     Issuer

                       COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                    Guarantor

                                       AND

                              THE BANK OF NEW YORK

                                     Trustee

                                    INDENTURE

                            Dated as of June 4, 1997

                                 $206,200,000

            8.05% Junior Subordinated Debentures due June 15, 2027


                               TABLE OF CONTENTS*

                                                                            Page

                                    ARTICLE I

           Definitions and Other Provisions of General Application

   SECTION 1.1       Interpretation and Definitions..........................2
   SECTION 1.2       Compliance Certificates and Opinions...................13
   SECTION 1.3       Form of Documents Delivered to Trustee.................13
   SECTION 1.4       Acts of Holders; Record Dates..........................13
   SECTION 1.5       Notices, Etc. to Trustee and the Company...............14
   SECTION 1.6       Notice to Holders; Waiver..............................15
   SECTION 1.7       Conflict with Trust Indenture Act......................15
   SECTION 1.8       Effect of Headings and Table of Contents...............16
   SECTION 1.9       Separability Clause....................................16
   SECTION 1.10      Benefits of Indenture..................................16
   SECTION 1.11      Governing Law..........................................16
   SECTION 1.12      Legal Holidays.........................................16
   SECTION 1.13      Acknowledgment of Rights...............................16
   SECTION 1.14      Assignment.............................................17

                                   ARTICLE II

             General Terms and Conditions of the Debt Securities

   SECTION 2.1       Designation and Principal Amount.......................17
   SECTION 2.2       Forms of Securities....................................17
   SECTION 2.3       Maturity...............................................18
   SECTION 2.4       Interest...............................................18
   SECTION 2.5       Ranking................................................19
   SECTION 2.6       Denominations..........................................20
   SECTION 2.7       Forms..................................................20
   SECTION 2.8       Special Transfer Provisions............................20
   SECTION 2.9       Unconditional Guarantee................................24
   SECTION 2.10      INTENTIONALLY DELETED..................................26
   SECTION 2.11      Execution, Authentication, Delivery and
                     Dating.................................................26
   SECTION 2.12      Temporary Securities...................................26
   SECTION 2.13      Registration; Registration of Transfer and
                     Exchange...............................................27
   SECTION 2.14      Mutilated, Destroyed, Lost and Stolen
                     Securities.............................................28
   SECTION 2.15      Payment of Interest; Interest Rights
                     Preserved..............................................29
   SECTION 2.16      Persons Deemed Owners..................................30
   SECTION 2.17      Cancellation...........................................30
   SECTION 2.18      CUSIP Numbers..........................................31
   SECTION 2.19      Global Securities......................................31
   SECTION 2.20      Restrictive Legend.....................................33

                                   ARTICLE III

                        Redemption of the Debt Securities

   SECTION 3.1       Optional Redemption; Shortening of Stated
                     Maturity...............................................36
   SECTION 3.2       Election to Redeem; Notice to Trustee..................36
   SECTION 3.3       INTENTIONALLY DELETED..................................36
   SECTION 3.4       INTENTIONALLY DELETED..................................37
   SECTION 3.5       Notice of Redemption...................................37
   SECTION 3.6       Deposit of Redemption Price............................37
   SECTION 3.7       Debt Securities Payable on Redemption Date.............37
   SECTION 3.8       INTENTIONALLY DELETED..................................38
   SECTION 3.9       No Sinking Fund........................................38

                                   ARTICLE IV

                              Intentionally Deleted

                                    ARTICLE V

                      Extension of Interest Payment Period

   SECTION 5.1       Extension of Interest Payment Period...................38
   SECTION 5.2       Notice of Extension....................................39

                                   ARTICLE VI

                     Satisfaction and Discharge; Defeasance

   SECTION 6.1       Satisfaction and Discharge of Indenture................39
   SECTION 6.2       Defeasance and Discharge...............................40
   SECTION 6.3       Covenant Defeasance....................................40
   SECTION 6.4       Conditions to Defeasance or Covenant
                     Defeasance.............................................41
   SECTION 6.5       Application of Trust Money.............................42
   SECTION 6.6       Indemnity for U.S. Government Obligations..............42

                                   ARTICLE VII

                                    Remedies

   SECTION 7.1       Events of Default......................................42
   SECTION 7.2       Acceleration of Maturity; Rescission and
                     Annulment..............................................44
   SECTION 7.3       Collection of Indebtedness and Suits for
                     Enforcement by Trustee.................................44
   SECTION 7.4       Trustee May File Proofs of Claim.......................45
   SECTION 7.5       Trustee May Enforce Claims Without
                     Possession of Securities...............................45
   SECTION 7.6       Application of Money Collected.........................46
   SECTION 7.7       Limitation on Suits....................................46
   SECTION 7.8       Unconditional Right of Holders to Receive
                     Principal and Interest.................................47
   SECTION 7.9       Restoration of Rights and Remedies.....................47
   SECTION 7.10      Rights and Remedies Cumulative.........................47
   SECTION 7.11      Delay or Omission Not Waiver...........................47
   SECTION 7.12      Control by Holders.....................................48
   SECTION 7.13      Waiver of Past Defaults................................48
   SECTION 7.14      Undertaking for Costs..................................49
   SECTION 7.15      Waiver of Stay or Extension Laws.......................49
   SECTION 7.16      Capital Security Holders Rights........................49

                                  ARTICLE VIII

                                   The Trustee

   SECTION 8.1       Certain Duties and Responsibilities....................49
   SECTION 8.2       Notice of Defaults.....................................50
   SECTION 8.3       Certain Rights of Trustee..............................50
   SECTION 8.4       Trustee Not Responsible for Recitals or
                     Issuance of Securities.................................51
   SECTION 8.5       Trustee May Hold Securities............................51
   SECTION 8.6       Money Held in Trust....................................52
   SECTION 8.7       Compensation; Reimbursement; and Indemnity.............52
   SECTION 8.8       Disqualification; Conflicting Interests................53
   SECTION 8.9       Corporate Trustee Required; Eligibility................53
   SECTION 8.10      Resignation and Removal; Appointment of
                     Successor..............................................53
   SECTION 8.11      Acceptance of Appointment by Successor.................55
   SECTION 8.12      Merger, Conversion, Consolidation or
                     Succession to Business.................................55
   SECTION 8.13      Preferential Collection of Claims Against
                     Company................................................55

                                   ARTICLE IX

              Holders' Lists and Reports by Trustee and Company

   SECTION 9.1       Company to Furnish Trustee Names and

                     Addresses of Holders...................................56
   SECTION 9.2       Preservation of Information; Communications
                     to Holders.............................................56
   SECTION 9.3       Reports by Trustee.  ..................................56
   SECTION 9.4       Reports by the Guarantor...............................57

                                    ARTICLE X

             Consolidation, Merger, Conveyance, Transfer or Lease

   SECTION 10.1      Company or Guarantor May Consolidate, etc.,
                     on Certain Terms.......................................57
   SECTION 10.2      Successor Corporation to be Substituted................58
   SECTION 10.3      Opinion of Counsel to be Given Trustee.................58

                                   ARTICLE XI

                             Supplemental Indentures

   SECTION 11.1      Supplemental Indentures Without Consent of
                     Holders................................................58
   SECTION 11.2      Supplemental Indentures with Consent of
                     Holders................................................59
   SECTION 11.3      Execution of Supplemental Indentures...................60
   SECTION 11.4      Effect of Supplemental Indentures......................60
   SECTION 11.5      Conformity with Trust Indenture Act....................61
   SECTION 11.6      Reference in Securities to Supplemental
                     Indentures.............................................61

                                   ARTICLE XII

                  Covenants; Representations and Warranties

   SECTION 12.1      Payment of Principal and Interest......................61
   SECTION 12.2      Maintenance of Office or Agency........................61
   SECTION 12.3      Money for Security Payments to Be Held in
                     Trust..................................................62
   SECTION 12.4      Statement by Officers as to Default....................63
   SECTION 12.5      Existence..............................................63
   SECTION 12.6      INTENTIONALLY DELETED..................................63
   SECTION 12.7      INTENTIONALLY DELETED..................................63
   SECTION 12.8      Additional Covenants...................................63
   SECTION 12.9      Waiver of Certain Covenants............................64
   SECTION 12.10     Restrictions on Payments and Distributions.............64
   SECTION 12.11     Listing or Quotation of Debentures.....................65

                                  ARTICLE XIII

                           Subordination of Securities

   SECTION 13.1      Securities Subordinate to Senior

                     Indebtedness...........................................65
   SECTION 13.2      Default on Senior Indebtedness.........................66
   SECTION 13.3      Liquidation; Dissolution; Bankruptcy...................66
   SECTION 13.4      Subrogation............................................68
   SECTION 13.5      Trustee to Effectuate Subordination....................69
   SECTION 13.6      Notice by the Company and the Guarantor................69
   SECTION 13.7      Rights of the Trustee; Holders of Senior
                     Indebtedness...........................................70
   SECTION 13.8      Subordination May Not be Impaired......................71

EXHIBITS

Exhibit A         Form of Debentures

Exhibit B         Form of New Debentures

--------
* This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of June 4, 1997*

        Trust Indenture                                            Indenture
          Act Section                                               Section

      -------------------                                       ------------

ss. 310    (a)(1)                                                        8.9
           (a)(2)                                                        8.9
           (a)(5)                                                        8.9
           (b)                                                     8.8, 8.10
ss. 311    (a)                                                          8.13
           (b)                                                          8.13
ss. 312    (a)                                                           9.1
           (b)                                                           9.2
           (c)                                                           9.2
ss. 313    (a)                                                           9.3
           (b)                                                           9.3
           (c)                                                           9.3
           (d)                                                           9.3
ss. 314    (a)                                                           9.4
           (a)(4)                                                       12.4
           (c)(1)                                                        1.2
           (c)(2)                                                        1.2
           (e)                                                           1.2
ss. 315    (a)                                                           8.1
           (b)                                                           8.2
           (c)                                                           8.1
           (d)                                                           8.1
           (e)                                                          7.14
ss. 316    (a)(last sentence)                             1.1, "Outstanding"
ss. 316    (a)(1)(A)                                                    7.12
           (a)(1)(B)                                                    7.13
           (b)                                                           7.8
           (c)                                                        1.4(c)
ss. 317    (a)(1)                                                        7.3
           (a)(2)                                                        7.4
           (b)                                                          12.3
ss.318     (a)                                                           1.7



 -------------------------------------
 * This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

            INDENTURE, dated as of June 4, 1997, among Countrywide Home Loans, Inc., a New York corporation, (the "Company"), Countrywide Credit Industries, Inc., a Delaware corporation (the "Guarantor") and The Bank of New York, a New York banking corporation (the "Trustee"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Amended and Restated Declaration of Trust among the Guarantor, as sponsor, Eric
P. Sieracki, Sandor E. Samuels and Thomas Keith McLaughlin, as Regular Trustees, The Bank of New York, a New York banking corporation, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee, dated as of June 4, 1997 (the "Declaration"), as in effect on the date hereof, and which is incorporated herein by reference.

            WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 8.05% Junior Subordinated Debentures due June 15, 2027, Series A (the "Debentures"), and its 8.05% Junior Subordinated Debentures due June 15, 2027, Series B (the "New Debentures", and with the Debentures, the "Debt Securities") to be issued in exchange for the Debentures;

            WHEREAS, for its lawful corporate purposes, the Guarantor has duly authorized the execution and delivery of this Indenture and deems it appropriate to issue its guarantee of the Debt Securities on the terms herein provided (the "Debt Guarantee" and, together with the Debt Securities, the "Securities");

            WHEREAS, Countrywide Capital III (the "Trust") intends to sell $200,000,000 aggregate liquidation amount of its 8.05% Subordinated Capital Income Securities, Series A (together with the 8.05% Subordinated Capital Income Securities, Series B, of the Trust to be issued in exchange therefor as contemplated by the Declaration, the "Capital Securities"), representing undivided beneficial ownership interests in the assets of the Trust and proposes to invest the proceeds from such offering in addition to the proceeds of the sale of $6,200,000 aggregate liquidation amount of the Common Securities (as defined), in $206,200,000 aggregate principal amount of the Debentures;

            WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company and the Guarantor have duly authorized the execution of this Indenture;

            WHEREAS, all acts and things necessary to make this Indenture a valid agreement in accordance to its terms, have been done and performed.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:+

            For and in consideration of the premises and the purchase of the Securities by the Holder thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

           Definitions and Other Provisions of General Application

            SECTION 1.1 Interpretation and Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular;

            (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

            (d) the words "herein," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

            (e) a reference to any Person shall include its successors and assigns;

            (f) a reference to any agreement or instrument shall mean such agreement or instrument as supplemented, modified, amended or amended and restated and in effect from time to time;

            (g) a reference to any statute, law, rule or regulation, shall include any amendments thereto applicable to the relevant Person, and any successor statute, law, rule or regulation;

            (h) a reference to any particular rating category shall be deemed to include any corresponding successor category, or any corresponding rating category issued by a successor or subsequent rating agency;

            (i) all references in this Indenture to Articles, Sections, Recitals and Exhibits are to Articles, Sections, Recitals and Exhibits to this Indenture, unless otherwise specified.

            "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

            "Additional Interest" has the meaning specified in Section 2.4(a).

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Debt Securities.

            "Board Resolution" means a copy of a resolution certified by the Secretary or Assistant Secretary of the Company to have been duly adopted by the Company's Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means any day other than a Saturday or a Sunday, or a day on which banking institutions in The City of New York or Los Angeles, California are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal corporate trust office of the Property Trustee, is closed for business.

            "Capital Securities" has the meaning specified in the Recitals to this Indenture.

            "Cedel" means Cedel, S.A.

            "Change in 1940 Act Law" has the meaning set forth in the definition of "Investment Company Event".

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Indenture, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Indenture containing such reference.

            "Commission" means the Securities and Exchange Commission or such successor agency performing comparable functions.

            "Common Securities" has the meaning specified in the Declaration.

            "Company" has the meaning specified in the Recitals to this Indenture.

            "Company Order" or "Company Request" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, any Managing Director or any Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Corporate Trust Office" means the principal office of the Trustee in The City of New York, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is 101 Barclay Street, Floor 21 West, New York, New York 10286.

            "Covenant Defeasance" has the meaning specified in Section 6.3.

            "Custodian" means the custodian for the time being for any Global Security.

            "Debentures" has the meaning specified in the Recitals to this Indenture.

            "Debt Guarantee" means the agreement of the Guarantor, in the form set forth in Section 2.9 hereof, to be endorsed on the Debt Securities authenticated and delivered under this Indenture.

            "Debt Securities" has the meaning specified in the Recitals to this Indenture.

            "Declaration" has the meaning specified in the Recitals to this Indenture.

            "Defaulted Interest" has the meaning specified in Section 2.15.

            "Defeasance" has the meaning specified in Section 6.2.

            "Defeasance Agent" means another financial institution which is eligible to act as Trustee under this Indenture and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act under Sections
6.2 and 6.3. In the event such a Defeasance Agent is appointed, the following conditions shall apply:

            1. The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

            2. The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in Sections 6.2 and 6.3;

            3. The Trustee shall determine whether the Company and the Guarantor shall be deemed to have been Discharged from its respective obligations with respect to the Securities.

            "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

            "Depositary Participant" means a member of, or participant in, the Depositary.

            "Dissolution Event" means an event pursuant to which the Trust is dissolved in accordance with the Declaration, and the Securities held by the Property Trustee are distributed to the holders of the Capital Securities and Common Securities issued by the Trust pro rata in accordance with the Declaration.

            "DWAC" means Deposit and Withdrawal At Custodian Service.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "ERISA Plan" means an employee benefit plan subject to ERISA or an individual retirement account or plan subject to Section 4975 of the Code.

            "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

            "Event of Default" has the meaning specified in Section 7.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor legislation.

            "Extension Period" has the meaning specified in Section 5.1.

            "Global Security" or "Global Debt Security" means a Security that evidences all or part of the Securities and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

            "Guarantees" means the Trust Guarantee and the Debt Guarantee.

            "Guarantor" has the meaning specified in the Recitals to this Indenture.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

            "Initial Purchasers" means Lehman Brothers Inc., Countrywide Securities Corporation, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.

            "Interest Payment Date" has the meaning specified in Section
2.4(a).

            "Investment Company" means an "investment company" as defined in the 1940 Act and the regulations promulgated thereunder.

            "Investment Company Event" means that the Regular Trustees shall have received an Opinion of Counsel, rendered by a law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Capital Securities.

            "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Maturity Advancement" has the meaning specified in Section
3.1(a).

            "New Debentures" has the meaning specified in the Recitals to this Indenture.

            "1940 Act" means the Investment Company Act of 1940, as amended from time to time, and any successor legislation.

            "1996 Debentures" has the meaning specified in Section 2.5.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, any Managing Director or any Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as the case may be, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 12.4 shall be the principal executive, financial or accounting officer of the Company. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (iii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

            "Opinion of Counsel" means a written opinion of counsel, who (except as otherwise expressly provided herein) may be counsel for the Company (and who (except as otherwise expressly provided herein) may be an employee of the Company), and who shall be reasonably acceptable to the Trustee. An opinion of counsel may rely on certificates as to matters of fact.

            "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities authenticated and delivered under this Indenture, except: (i) Securities cancelled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities for whose payment or redemption money in the necessary amount has been deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holder of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Securities which have been paid pursuant to Section 2.14, or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company, provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities are present at a meeting of holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Company, any of its subsidiaries or any of its affiliates shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which the Trustee actually knows to be so owned shall be so disregarded.

            "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

            "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof or any other entity of whatever nature.

            "PORTAL Market" means the Private Offerings, Resales and Trading through Automated Linkages (PORTAL) Market of the NASDAQ Stock Market, Inc.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.14 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Private Placement Legend" has the meaning specified in Section
2.20 of this Indenture.

            "Property Trustee" has the meaning set forth in the Declaration.

            "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

            "Record Date" means a Regular Record Date or a Special Record
Date.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of June 4, 1997, among the Company, the Guarantor, the Trust and the Initial Purchasers for the benefit of themselves and the Holders (as defined therein) of the Capital Securities, as the same may be amended from time to time in accordance with the terms thereof.

            "Regular Record Date" for the interest payable on any Interest Payment Date means the Business Day next preceding such Interest Payment Date or if the Securities are no longer in the form prescribed by Section 2.19, the date selected by the Company which shall be more than one Business Day but less than 60 Business Days prior to the relevant Interest Payment Date.

            "Regular Trustees" has the meaning specified in the Declaration.

            "Regulation S" means Regulation S under the Securities Act and any successor regulation thereto.

            "Regulation S Global Security" or "Regulation S Global Debt Security" means any Global Security or Securities evidencing Securities that are to be traded pursuant to Regulation S.

            "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Global Security" or "Restricted Global Debt Security" means any Global Security or Securities evidencing Securities that are to be traded pursuant to Rule 144A.

            "Restricted Period" has the meaning specified in Section 2.8(f).

            "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) of the Securities Act.

            "Rule 144A" means Rule 144A under the Securities Act.

            "Securities" has the meaning specified in the Recitals to this Indenture.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 2.13.

            "Senior Indebtedness" means, with respect to the Company or the Guarantor, as the case may be, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business),
(iv) all obligations of such obligor for reimbursement on any letter of credit, any banker's acceptance, any security purchase facility, any repurchase agreement or similar arrangement, any interest rate swap, any other hedging arrangement, any obligation under options or any similar credit or other transaction, (v) all obligations of the type referred to in clauses (i) through
(iv) above of other Persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise and (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness that contains express terms, or is issued under a deed, indenture or other instrument that contains express terms, providing that it is subordinate or ranks pari passu with the Debt Securities or the Debt Guarantee, as the case may be, (2) any indebtedness between or among the Company or the Guarantor or any Affiliate of the Company or the Guarantor and (3) all other debt securities and guarantees in respect of those debt securities, in any case issued by the Company or the Guarantor to any trust (including, without limitation, Countrywide Capital I, a Delaware statutory business trust), or a trustee of such trust, partnership or other entity affiliated with the Company or the Guarantor that is a financing vehicle of the Company or the Guarantor (a "financing entity") in connection with the issuance by such financing entity of securities of a similar nature to the Capital Securities or of other securities that rank pari passu with, or junior to the Capital Securities. Such Senior Indebtedness shall continue to be Senior Indebtedness and to be entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

            "Special Event" means either an Investment Company Event or a Tax Event.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.15.

            "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the date on which the principal, together with any accrued and unpaid interest, of such Security or such installment of interest is due and payable, as extended, if applicable, pursuant to Section 5.1 (whether the initial date or, if pursuant to Section 3.1 the Company elects to accelerate the Stated Maturity, such earlier date as is chosen by the Company).

            "Subsidiary" means with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of the outstanding partnership or similar interests of which shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power by reason of the occurrence of a contingency.

            "Tax Event" means the receipt by the Regular Trustees of a Tax Opinion.

            "Tax Opinion" means an Opinion of Counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of
(a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such proposed change, pronouncement or decision is announced on or after the date of original issuance of the Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days after the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days after the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges or (iii) interest payable to the Trust on the Debentures is not, or within 90 days of the date thereof, will not be deductible, in whole or in part, by the Company for United States federal income tax purposes.

            "Trust" has the meaning specified in the Recitals to this Indenture.

            "Trust Enforcement Event" has the meaning specified in the Declaration.

            "Trust Guarantee" means the Guarantee Agreement, dated as of June 4, 1997, made by the Guarantor in respect of the Common Securities and the Capital Securities.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clause (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

            "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

            SECTION 1.2 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

SECTION 1.3 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under the Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 1.4 Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee at the address specified in Section 1.5 and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.4.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 9.1 prior to such first solicitation or vote, as the case may be). With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

            (d) The ownership of Securities shall be proved by the Security Register.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            SECTION 1.5 Notices, Etc. to Trustee and the Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
Corporate Trust Administration; or

            (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

            SECTION 1.6 Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

            SECTION 1.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

            SECTION 1.8 Effect of Headings and Table of Contents.

              The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 1.9 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 1.10 Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the holders of Capital Securities (to the extent provided therein) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 1.11 Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF. THIS INDENTURE IS SUBJECT TO THE PROVISIONS OF THE TRUST INDENTURE ACT THAT ARE REQUIRED TO BE PART OF THIS INDENTURE AND SHALL, TO THE EXTENT APPLICABLE, BE GOVERNED BY SUCH PROVISIONS.

            SECTION 1.12 Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal of the Securities need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, shall be the immediately preceding Business Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

            SECTION 1.13 Acknowledgment of Rights. The Company and the Guarantor acknowledge that, with respect to any Securities held by the Trust or a trustee of such Trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of Securities held as the assets of the Trust after the holders of a majority in liquidation amount of the Capital Securities have so directed the Property Trustee any registered holder of Capital Securities may institute a legal proceeding directly against the Company or the Guarantor to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceeding against such Property Trustee or any other person or entity. In addition, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest, principal or other required payment on the Securities on the date such interest, principal or other required payment is otherwise payable, the Company and the Guarantor acknowledge that a registered holder of Capital Securities may directly institute a proceeding against the Company and the Guarantor for enforcement of payment to such holder of the principal, interest or other required payment on the Securities on or after the respective due dates specified in the Securities.

            SECTION 1.14 Assignment. The Company and the Guarantor will have the right at all times to assign any of their respective rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company or the Guarantor, provided that, in the event of any such assignment, (i) the Company or the Guarantor, as the case may be, will remain liable for all such obligations and (ii) the Company shall have received an Opinion of Counsel, rendered by a law firm having a recognized national tax practice to the effect that such assignment will not result in a taxable exchange to Holders of Debt Securities for United States federal income tax purposes. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties hereto.

                                   ARTICLE II

             General Terms and Conditions of the Debt Securities

            SECTION 2.1 Designation and Principal Amount. There is hereby authorized (a)(i) a series of Debt Securities designated the "8.05% Junior Subordinated Debentures due June 15, 2027, Series A" of the Company and (ii) a Debt Guarantee in respect of such Debt Securities by the Guarantor and (b) (i) a series of Securities designated the "8.05% Junior Subordinated Debentures due June 15, 2027, Series B" of the Company and (ii) a Debt Guarantee in respect of such Debt Securities by the Guarantor. The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is limited to $206,200,000 except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities pursuant to Section 2.13 of this Indenture. The New Debentures shall be issued in exchange for the Debentures in connection with the exchange of Capital Securities as contemplated by Section 3.6(a) of the Declaration.

            SECTION 2.2 Forms of Securities. The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in Exhibit A.

            If the Securities are distributed to the holders of Capital Securities and Common Securities, the record holder (including any Depositary) of any Capital Securities or Common Securities shall be issued Securities in definitive, fully registered form without interest coupons, substantially in the form provided in Exhibit A, with the legends in substantially the form of the legends existing on the security representing the Capital Securities or Common Securities to be exchanged (with such changes thereto as the officers executing such Securities determine to be necessary or appropriate, as evidenced by their execution of the Securities) and such other legends as may be applicable thereto (including any legend required by Section 2.20 hereof), duly executed by the Company and the Guarantor and authenticated by the Trustee or Authenticating Agent as provided herein, which Securities, if to be held in global form by any Depositary, may be deposited on behalf of the holders of the Securities represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of a nominee of the Depositary.

            The Securities shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

            The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these or other methods, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

            SECTION 2.3 Maturity. The Stated Maturity of the Debt Securities shall be June 15, 2027, unless a Maturity Advancement occurs as a result of a Tax Event, in which case the Stated Maturity shall be such advanced maturity date.

            SECTION 2.4 Interest. Each Debt Security shall bear interest at a rate of 8.05% per annum from the original date of issuance or from the most recent Interest Payment Date to which interest on such Debt Security (including, in the case of a New Debenture, the Debenture in exchange for which it was issued) has been paid or duly provided for, as the case may be, and such interest will be payable semi-annually (subject to deferral as set forth herein) in arrears, on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 1997 until the principal thereof is paid or made available for payment, to the Holder of such Debt Security on the close of business on the Regular Record Date. Accrued interest that is not paid on the applicable Interest Payment Date (including, as described in Section 5.1, during any Extension Period) will bear additional interest on the amount thereof (to the extent permitted by law) at the interest rate specified for the Debt Securities, compounded semi-annually. The term "interest" as used herein shall include interest payments and interest on interest payments not paid on the applicable Interest Payment Date.

            In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest ("Additional Interest") shall become payable in respect of the Debt Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 liquidation amount of Debt Securities for each week or portion thereof that the Registration Default continues. Additional Interest will increase by an additional $.05 per week per $1,000 liquidation amount of Debt Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest of $.25 per week per $1,000 liquidation amount of Debt Securities.

            (b) The amount of interest payable for any semi-annual interest payment period will be computed (i) for any full 180-day semi-annual interest payment period, on the basis of a 360-day year of twelve 30-day months and (ii) for any period shorter than a full 180-day semi-annual interest payment period for which interest payments are computed, on the basis of the actual number of days elapsed in such period (assuming each full month elapsed in such period consists of 30 days). In the event that any date on which interest is payable on the Debt Securities is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any additional interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as it made on the date such payment was originally payable.

            (c) The principal of and interest on the Debt Securities shall be payable at the office or agency of the Paying Agent in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register.

            SECTION 2.5 Ranking. The obligations of the Company under the Indenture and the obligations of the Guarantor under the Debt Guarantee and this Indenture shall be unsecured obligations of the Company and the Guarantor, respectively, and shall rank junior and subordinated in right of payment to all Senior Indebtedness of the Company and the Guarantor, respectively. Notwithstanding the foregoing, this Indenture does not limit the incurrence or issuance of other secured or unsecured debt of the Company or the Guarantor, whether under this Indenture, or any existing or other indenture that the Company or the Guarantor may enter into in the future or otherwise. The Debt Securities shall rank pari passu with the 8% Junior Subordinated Deferrable Interest Debentures due December 16, 2026 of the Company (the "1996 Debentures"), and the Debt Guarantee shall rank pari passu with the Guarantor's guarantee in respect of the 1996 Debentures.

            The Debt Securities shall be redeemable as provided in Article III hereof.

            SECTION 2.6 Denominations. The Debt Securities shall be issuable only in registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

            SECTION 2.7 Forms. The Debentures in definitive form shall be in the form attached hereto as Exhibit A and the New Debentures in definitive form shall be in the form attached hereto as Exhibit B.

            SECTION 2.8 Special Transfer Provisions. (a) As used in this Section 2.8, the term "Debt Securities" shall be deemed also to refer to the "Securities". At the request of the beneficial holder of an interest in Debt Securities in global form, such beneficial holder shall be entitled to obtain a definitive Debt Security upon written request to the Trustee in accordance with the standing instructions and procedures existing between the Depositary and the Trustee for the issuance thereof. Any transfer of a beneficial interest in a Debt Security in global form which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a definitive Debt Security or Debt Securities registered in the name of the transferee (or its nominee) on the Security Register. With respect to any such transfer, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Debt Securities in global form to be reduced and, following such reduction, the Trustee will cause definitive Debt Securities in the appropriate aggregate principal amount in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Indenture to be delivered. In connection with any such transfer, the Trustee may request such representations and agreements relating to the restrictions on transfer of such Debt Security or Debt Securities from such transferee (or such transferee's nominee) as the Trustee may reasonably require.

            (b) So long as the Debt Securities are eligible to be held as Debt Securities in global form, or unless otherwise required by law, upon any transfer of a definitive Debt Security or Debt Securities to a QIB in accordance with Rule 144A, unless otherwise requested by the transferor, and upon receipt of the definitive Debt Security or Debt Securities being so transferred, together with a certification in the form attached to the form of Debt Security from the transferor that the transferor reasonably believes the transferee is a QIB (or other evidence satisfactory to the Trustee), the Trustee shall make an endorsement on the Restricted Global Debt Security to reflect an increase in the aggregate principal amount of the Restricted Global Debt Security, and the Trustee shall cancel such definitive Debt Security or Debt Securities and cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of Debt Securities represented by the Restricted Global Debt Security to be increased accordingly.

            (c) So long as the Debt Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Debt Security in accordance with Regulation S, if requested by the transferor, and upon receipt of the definitive Debt Security or Debt Securities being so transferred, together with a certification in the form attached to the form of Debt Security from the transferor that the transfer was made in accordance with Rule 903 or 904 of Regulation S or Rule 144 under the Securities Act (or other evidence satisfactory to the Trustee), the Trustee shall make an endorsement on the Regulation S Global Debt Security to reflect an increase in the aggregate principal amount of the Debt Securities represented by the Regulation S Global Debt Security, the Trustee shall cancel such definitive Debt Security or Debt Securities and cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of Debt Securities represented by the Regulation S Global Debt Security to be increased accordingly.

            (d) If a holder of a beneficial interest in the Restricted Global Debt Security wishes at any time to exchange its interest in the Restricted Global Debt Security for an interest in the Regulation S Global Debt Security, or to transfer its interest in the Restricted Global Debt Security to a Person who wished to take delivery thereof in the form of an interest in the Regulation S Global Debt Security, such holder may, subject to the rules and procedures of the Depositary and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Regulation S Global Debt Security. Upon receipt by the Trustee, as transfer agent of (1) written instructions given in accordance with the Depositary's procedures from or on behalf of a holder of a beneficial interest in the Restricted Global Debt Security, directing the Trustee (via DWAC), as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Debt Security in an amount equal to the beneficial interest in the Restricted Global Debt Security to be exchanged or transferred, (2) a written order given in accordance with the Depositary's procedures containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, and (3) a certificate in the form attached to the form of Debt Security given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S or Rule 144 under the Securities Act (or other evidence satisfactory to the Trustee), the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary (via DWAC), its nominee or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Restricted Global Debt Security by the aggregate principal amount of the beneficial interest in such Restricted Global Debt Security to be so exchanged or transferred from the relevant participant, and the Trustee, as transfer agent, shall promptly deliver appropriate instructions (via DWAC) to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Debt Security by the aggregate principal amount of the beneficial interest in such Restricted Global Debt Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who may be Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel or another agent member of Euroclear or Cedel, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Debt Security equal to the reduction in the principal amount of such Restricted Global Debt Security.

            (e) If a holder of a beneficial interest in the Regulation S Global Debt Security wishes at any time to exchange its interest in the Regulation S Global Debt Security for an interest in the Restricted Global Debt Security, or to transfer its interest in the Regulation S Global Debt Security to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Debt Security, such holder may, subject to the rules and procedures of Euroclear or Cedel and the Depositary, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Restricted Global Debt Security. Upon receipt by the Trustee, as transfer agent of (1) written instructions given in accordance with the procedures of Euroclear or Cedel and the Depositary, as the case may be, from or on behalf of a beneficial owner of an interest in the Regulation S Global Debt Security directing the Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Restricted Global Debt Security in an amount equal to the beneficial interest in the Regulation S Global Debt Security to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Cedel and the Depositary, as the case may be, containing information regarding the account with the Depositary to be credited with such increase and the name of such account and (3) prior to the expiration of the Restricted Period, a certificate in the form attached to the form of Debt Security given by the holder of such beneficial interest and stating that the person transferring such interest in such Regulation S Global Debt Security reasonably believes that the person acquiring such interest in the Restricted Global Debt Security is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any State of the United States or any other jurisdiction (or other evidence satisfactory to the Trustee), the Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Debt Security by the aggregate principal amount of the beneficial interest in such Regulation S Global Debt Security to be exchanged or transferred, and the Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Restricted Global Debt Security by the aggregate principal amount of the beneficial interest in the Regulation S Global Debt Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Debt Security equal to the reduction in the aggregate principal amount of the Regulation S Global Debt Security. After the expiration of the Restricted Period, the certification requirement set forth in clause (3) of the second sentence of this Section 2.8(d) will no longer apply to such exchanges and transfers.

            (f) Any beneficial interest in one of the Global Debt Securities that is transferred to a Person who takes delivery in the form of an interest in the other Global Debt Security will, upon transfer, cease to be an interest in such Global Debt Security and become an interest in the other Global Debt Security and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Debt Security for as long as it remains such an interest.

            (g) Prior to or on the 40th day after the later of the commencement of the offering of the Capital Securities and the Closing Date (the "Restricted Period"), beneficial interests in a Regulation S Global Debt Security may only be held through Morgan Guaranty Trust Company of New York, Brussels Office, as operator of Euroclear or Cedel or another agent member of Euroclear and Cedel acting for and on behalf of them, unless delivery is made through the Restricted Global Debt Security in accordance with the certification requirements hereof. During the Restricted Period, interests in the Regulation S Global Debt Security may be exchanged for interests in the Restricted Global Debt Security or for definitive Debt Securities only in accordance with the certification requirements described above.

            (h) Securities may not be acquired by any Person who is, or who in acquiring such Securities is using the assets of, an ERISA Plan unless Securities are acquired pursuant to and in accordance with an applicable exemption, including but not limited to: (i) Prohibited Transaction Class Exemption 90-1 ("PTE 90-1"), regarding investments by insurance company pooled separate accounts, (ii) Prohibited Transaction Class Exemption 91-38 ("PTE 91-38") regarding investments by bank collective investment funds, (iii) Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"), regarding transactions effected by qualified professional asset managers, (iv) Prohibited Transaction Class Exemption 96-23 ("PTE 96-23"), regarding transactions effected by in-house asset managers, or (v) Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), regarding investments by insurance company general accounts. The acquisition of Securities by any Person who is, or who in acquiring such Securities is using the assets of, an ERISA Plan shall be deemed to constitute a representation by such Person to the Trust that (i) such Person is eligible for exemptive relief available pursuant to an applicable exemption, including but not limited to, PTE 90-1, PTE 91-38, PTE 84-14, PTE 96-23 or PTE 95-60 with respect to the acquisition and holding of such Securities, and (ii) none of Countrywide Home Loans, Inc., Countrywide Credit Industries, Inc., Countrywide Financial Services, Inc. or Countrywide Securities Corporation, is a "fiduciary", within the meaning of Section 3(21) of ERISA and the regulations thereunder, with respect to such Person's interest in the Securities.

            SECTION 2.9 Unconditional Guarantee. Subject to the terms of this
Section 2.9, including the form of Guarantee set forth below, the Guarantor hereby unconditionally guarantees to each Holder of a Debt Security the due and punctual payment of the principal of and premium, if any, and interest on such Debt Security, when and as the same shall become due and payable, whether at Maturity, by declaration thereof or otherwise.

            The form of the Guarantee to be affixed to the reverse side of each Security shall be as follows:

            FOR VALUE RECEIVED, the Guarantor hereby unconditionally guarantees to the holder of the Debt Security upon which this Guarantee is endorsed the due and punctual payment of the principal, premium, if any, and interest on said Debt Security, when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.

            The Guarantor agrees to determine, at least one Business Day prior to the date upon which a payment of principal of and premium, if any, or interest on said Debt Security is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption, or otherwise, and as if such payment were made by the Company.

            The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable, and absolute, irrespective of the validity, regularity, or enforceability of said Debt Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Debt Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Debt Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Debt Security and in this Guarantee.

            The Guarantor shall be subrogated to all rights of the holder of said Debt Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Debt Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Debt Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

            Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Debt Securities to the holders of the Debt Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is paid by such holder of such trustee in bankruptcy, then and to the extent of such repayment, the obligations of the Guarantor hereunder shall remain in full force and effect.

            This Guarantee shall not be valid or become obligatory for any purpose with respect to a Debt Security until the certificate of authentication on such Security shall have been signed by the Trustee (or the Authentication Agent).

            This Guarantee shall be governed by the laws of the State of New York without regard to conflict of laws principles thereof.

            IN WITNESS WHEREOF, Countrywide Credit Industries, Inc. has caused this Guarantee to be signed in its corporate name by the facsimile signature of two of its officers thereunto duly authorized.

                              COUNTRYWIDE CREDIT INDUSTRIES, INC.

                              By:

                              --------------------------------------------------
                                 Name:
                                 Title:

                              By:

                              --------------------------------------------------
                                 Name:
                                 Title:

            SECTION 2.10     INTENTIONALLY DELETED.

            SECTION 2.11 Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company and the Guarantor by their respective Chairmen of the Board, Vice Chairmen of the Board, President, one of their Managing Directors or one of their respective Vice Presidents, or the Treasurer. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time, and from time to time, after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and the Guarantor to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

            SECTION 2.12 ______ Temporary Securities. Pending the preparation of definitive Securities, the Company and the Guarantor may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

            If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 12.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

            SECTION 2.13 Registration; Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (designated pursuant to Section 12.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 12.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

            At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company and the Guarantor shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.12, 3.8 or 11.6 not involving any transfer.

            The Company shall not be required to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any Securities and ending at the close of business on the day of such mailing.

            So long as the Securities are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all Securities to be traded on the PORTAL Market shall be represented by the Restricted Global Security registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in any Global Security, which does not involve the issuance of a definitive Security or the transfer of interests to another Global Security, shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth in Section 2.8) and the procedures of the Depositary therefor. Neither the Trustee nor the Custodian (in such respective capacities) will have any responsibility for the transfer and exchange of beneficial interests in such Global Security that does not involve the issuance of a definitive Security or the transfer of interests to another Global Security.

            SECTION 2.14 Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company and the Guarantor shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security issued pursuant to this Section 2.14 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section 2.14 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            SECTION 2.15 Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clauses (a) and (b) below.

            (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest (a "Special Record Date"), which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

            (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            SECTION 2.16 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 2.15) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            SECTION 2.17 Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee and returned to the Company. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order, provided, however, that the Trustee may, but shall not be required to, destroy such cancelled Securities.

            SECTION 2.18 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be place only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

            SECTION 2.19 Global Securities. If the Securities are distributed to holders of Capital Securities in liquidation of such holder's interests in the Trust, such Securities will initially be issued as a Global Security. If the Company shall establish that the Securities are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 2.11 and the Company Order, authenticate and make available for delivery one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities to be issued in the form of Global Securities and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

            This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to another nominee of the Depositary) may be registered except in such limited circumstances. Every Security delivered upon registration of transfer of, or in exchange for, or in lieu of, this Global Security shall be a Global Security subject to the foregoing, except in the limited circumstances described above. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is to be made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            Notwithstanding the provisions of Section 2.13, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a part of the Securities may not be transferred in the manner provided in Section 2.13 except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

            If at any time the Depositary for any Securities represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under this Section 2.19, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election that such Securities be represented by one or more Global Securities shall no longer be effective and the Company shall execute, and the Trustee, upon receipt of, a Company Order for the authentication and delivery of definitive Securities, will authenticate and make available for delivery Securities in definitive registered form, in denominations of $1,000 and integral multiples thereof, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

            The Company may at any time and in its sole discretion determine that the Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event, the Company shall execute, and the Trustee, upon receipt of, a Company Order or an Officers' Certificate for the authentication and delivery of definitive Securities, shall authenticate and make available for delivery, Securities in definitive registered form, in denominations of $1,000 and integral multiples thereof, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

            If specified by the Company with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange, in whole or in part, for Securities in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and make available for delivery, without service charge, (i) to the Person specified by such Depositary, a new Security or Securities, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above. Upon the exchange of a Global Security for Securities in definitive registered form in authorized denominations, such Global Security shall be cancelled by the Trustee or an agent of the Company or the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 2.19 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect Participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver at its office such Securities to or as directed by the Persons in whose names such Securities are so registered.

            Interests of beneficial owners in Global Security may be transferred or exchanged for definitive Securities and definitive Securities may be transferred or exchanged for Global Securities in accordance with rules of the Depositary and the provisions of Section 2.8.

            Any Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Securities to be tradeable on the PORTAL Market or as may be required for the Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Securities are subject.

            SECTION 2.20 Restrictive Legend. (a) Each Global Security and definitive Security that constitutes a Restricted Security shall bear the following legend (the "Private Placement Legend") on the face thereof until two years after the later of the date of original issue and the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any predecessor thereto) (the "Resale Restriction Termination Date"), unless otherwise agreed by the Company and the Holder thereof:

                  THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED
            UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER THAT (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL, OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE LATER OF THE DATE WHICH IS TWO YEARS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF SUCH RESTRICTED SECURITIES (OR ANY PREDECESSOR) EXCEPT
            (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
            ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (III) IT WILL AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSES (II)(D) AND (E) IS SUBJECT TO THE RIGHT OF THE ISSUER AND THE PROPERTY TRUSTEE FOR SUCH SECURITIES TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE.

            Any Security (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon satisfaction of the requirements of
Section 2.20(b) and surrender of such Security for exchange to the Security Registrar in accordance with the provisions of this Section 2.20(b), be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this
Section 2.20(a).

            (b) Upon any sale or transfer of any Restricted Security (including any interest in a Global Security) (i) that is effected pursuant to an effective registration statement under the Securities Act or (ii) in connection with which the Trustee receives certificates and other information (including an Opinion of Counsel, if requested) reasonably acceptable to the Company and the Trustee to the effect that such security will no longer be subject to the resale restrictions under federal and state securities laws, then (A) in the case of a Restricted Security in definitive form, the Security Registrar or co-Registrar shall permit the holder thereof to exchange such Restricted Security for a Security that does not bear the legend set forth in Section 2.20(a), and shall rescind any restrictions on transfer and (B) in the case of Restricted Securities represented by a Global Security, such Security shall no longer be subject to the restrictions contained in the legend set forth in Section 2.20(a). In addition, any Security (or Security issued in exchange or substitution therefor) as to which the restrictions on transfer described in the legend set forth in Section 2.20(a) have expired by their terms, may, upon surrender thereof (in accordance with the terms of this Indenture) together with such certifications and other information (including an Opinion of Counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and the Trustee and in a form acceptable to the Company, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 or any successor provision thereto) acceptable to the Company and the Trustee as either of them may reasonably require, be exchanged for a new Security or Securities of like tenor and aggregate principal amount, which shall not bear the restrictive legends set forth in Section 2.20(a).

                                   ARTICLE III

                        Redemption of the Debt Securities

            SECTION 3.1 Optional Redemption; Shortening of Stated Maturity. (a) The Debt Securities are not redeemable at the option of the Company; provided that the Debt Securities shall be redeemable at the option of the Company at any time in whole (but not in part), within 90 days of the occurrence of a Special Event, at a Redemption Price equal to 100% of the aggregate principal amount of such Debt Securities to be redeemed, plus accrued and unpaid interest, if any, to the Redemption Date. In addition, if a Tax Event shall occur and be continuing and in the Opinion of Counsel, rendered by a law firm having a recognized national tax practice, there would in all cases, after effecting the dissolution of the Trust and the distribution of the Debt Securities to the Holders of the Capital Securities and Common Securities in exchange therefor upon liquidation of the Trust, be more than an insubstantial risk that the Tax Event would continue to exist, then the Company shall have the right to shorten the Stated Maturity of the Debt Securities to a date not earlier than December 15, 2011 (a "Maturity Advancement"), such that, in the opinion of counsel to the Trust rendered by a law firm having a recognized national tax practice, after advancing the Stated Maturity of the Debt Securities, interest paid on the Debt Securities will be deductible by the Company for United States federal income tax purposes.

            (b) For so long as the Trust is the Holder of all Debt Securities Outstanding, the proceeds of any redemption described in this Section 3.1 shall be used by the Trust to redeem Common Securities and Capital Securities in accordance with their terms.

            SECTION 3.2 Election to Redeem; Notice to Trustee. The election of the Company to redeem Debt Securities pursuant to Section 3.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company pursuant to Section 3.1, the Company shall, at least 45 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the aggregate principal amount of Debt Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Debt Securities to be redeemed pursuant to Section 3.1.

            SECTION 3.3      INTENTIONALLY DELETED.

            SECTION 3.4      INTENTIONALLY DELETED.

            SECTION 3.5 Notice of Redemption. (a) Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed, at his or her address appearing in the Security Register.

            (b) All notices of redemption shall identify the Debt Securities to be redeemed (including the CUSIP number thereof) and shall state:

            (1)   the Redemption Date,

            (2)   the Redemption Price,

            (3) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

            (4) the place or places where such Debt Securities are to be surrendered for payment of the Redemption Price.

            (c) Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

            SECTION 3.6 Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.5 hereof) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities which are to be redeemed on that date; provided, however, that any such deposit on a Redemption Date shall be initiated prior to 10:00 a.m.

(New York time) in same-day funds.

            SECTION 3.7 Debt Securities Payable on Redemption Date. (a) Subject to the fulfillment of the notice requirements set forth in Section 3.5 above, the Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debt Securities shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Debt Securities, registered as such at the close of business on the relevant Record Dates according to their terms.

            (b) If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Debt Security.

            SECTION 3.8      INTENTIONALLY DELETED.

            SECTION 3.9 No Sinking Fund. The Debt Securities are not entitled to the benefit of any sinking fund.

                                   ARTICLE IV

                              Intentionally Deleted

                                    ARTICLE V

                      Extension of Interest Payment Period

            SECTION 5.1 Extension of Interest Payment Period. So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of the Debt Securities, from time to time, to defer payment of interest on such Debt Securities, for a period not to exceed 10 consecutive semi-annual periods (an "Extension Period"); provided, that no Extension Period may extend beyond the Stated Maturity of the Debt Securities. There may be multiple Extension Periods of varying lengths during the term of the Debt Securities. At the end of any Extension Period, if any, the Company shall pay all interest then accrued and unpaid, together with interest thereon, compounded semi-annually at the rate specified for the Debt Securities to the extent permitted by applicable law. During any such Extension Period, (a) the Company and the Guarantor shall not declare or pay any dividends on, or make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or rights to acquire such capital stock (other than (i) purchases or acquisitions of shares of any such capital stock or rights to acquire such capital stock in connection with the satisfaction by the Company or the Guarantor, respectively, of its obligations under any employee benefit plans, (ii) as a result of a reclassification of the Company's or the Guarantor's capital stock or rights to acquire such capital stock or the exchange or conversion of one class or series of the Company's or the Guarantor's capital stock or rights to acquire such capital stock for another class or series of the Company's or the Guarantor's capital stock or rights to acquire such capital stock, (iii) the purchase of fractional interests in shares of the Company's or the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (iv) dividends and distributions made on the Company's or the Guarantor's capital stock or rights to acquire such capital stock with the Company's or the Guarantor's capital stock or rights to acquire such capital stock) or make any guarantee payments with respect to any of the foregoing and (b) the Company and the Guarantor shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including any guarantees, other than the Guarantees) issued by the Company or the Guarantor that rank pari passu with or junior to the Debt Securities and the Debt Guarantee. Prior to the termination of any such Extension Period, the Company may further extend the Extension Period, provided that no Extension Period may exceed 10 consecutive semi-annual periods or extend beyond the Stated Maturity of the Debt Securities. Upon the termination of any such Extension Period and the payment of all amounts then due on any Interest Payment Date, the Company may elect to begin a new Extension Period subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof.

            SECTION 5.2 Notice of Extension. The Company shall give the Guarantor, the Property Trustee, the Regular Trustees and the Trustee written notice of its election of such Extension Period not less than one Business Day prior to the Record Date for the applicable Interest Payment Date. The Property Trustee shall promptly give notice of the Company's election of such Extension Period to the Holders of the Capital Securities.

                                   ARTICLE VI

                     Satisfaction and Discharge; Defeasance

            SECTION 6.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on written demand of and at the expense of the Company, shall execute instruments supplied by the Company acknowledging satisfaction and discharge of this Indenture, when (1) either (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.14 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.3) have been delivered to the Trustee for cancellation; or (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Guarantor, in the case of (i),
(ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under
Section 8.7 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 6.1, the obligations of the Trustee under Sections 6.2, 6.3 and the last paragraph of Section 12.3 shall survive.

            SECTION 6.2 Defeasance and Discharge. In addition to discharge of this Indenture pursuant to Sections 6.1 and 6.3, in the case of any Securities with respect to which the exact amount described in subparagraph (a) of Section
6.4 can be determined at the time of making the deposit referred to in such subparagraph (a), (i) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities as provided in this Section 6.2 on and after the date the conditions set forth in Section 6.4 are satisfied, and the provisions of this Indenture with respect to the Securities shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders of Securities to receive, solely from the trust fund described in subparagraph (a) of Section 6.4, payments of principal thereof and interest, if any, on the Debentures upon the original stated due dates therefor (but not upon acceleration), (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the obligations of the Company and the Guarantor pursuant to Section 12.8, (vi) this Section 6.2 and (vii) the rights of the Holders of Securities as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them) (hereinafter called "Defeasance"), and the Trustee at the cost and expense of the Company, shall execute proper instruments acknowledging the same.

            SECTION 6.3 Covenant Defeasance. In the case of any Securities with respect to which the exact amount described in subparagraph (a) of Section 6.4 can be determined at the time of making the deposit referred to in such subparagraph (a), (i) the Company shall be released from its obligations under any covenants specified in or pursuant to this Indenture (except as to (i) rights of registration of transfer and exchange of Securities, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders of Securities to receive, from the Company pursuant to Section 12.1, payments of principal thereof and interest, if any, on the Debentures upon the original stated due dates therefor (but not upon acceleration), (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the obligations of the Company and the Guarantor pursuant to Section 12.8 and (vi) the rights of the Holders of Securities as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and (ii) the occurrence of any event specified in Section 7.1(3) (with respect to any of the covenants specified in or pursuant to this Indenture) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities as provided in this Section on and after the date the conditions set forth in Section 6.4 are satisfied (hereinafter called "Covenant Defeasance"), and the Trustee, at the cost and expense of the Company, shall execute proper instruments acknowledging the same. For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but the remainder of this Indenture and the Securities shall be unaffected thereby.

            SECTION 6.4 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 6.2 or 6.3 to the Outstanding Securities:

            (a) with reference to Section 6.2 or 6.3, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee or the Defeasance Agent (as defined below) as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities (i) money, or (ii) U.S. Government Obligations, maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee or the Defeasance Agent, to pay and discharge the principal of, premium, if any, and interest, if any, on all Securities on each date that such principal or interest, if any, is due and payable;

            (b) in the case of Defeasance under Section 6.2, the Company has delivered to the Trustee or the Defeasance Agent an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the United States Internal Revenue Service a ruling or (y), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, Defeasance and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, Defeasance and discharge had not occurred;

            (c) in the case of Covenant Defeasance under Section 6.3, the Company has delivered to the Trustee or the Defeasance Agent and Opinion of Counsel to the effect that, and such opinion shall confirm that, the Holders of the Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and Covenant Defeasance had not occurred;

            (d) such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound; and

            (e) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with.

            SECTION 6.5 Application of Trust Money. Subject to the provisions of the last paragraph of Section 12.3, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 6.1 shall be held in trust and such money and all money from such U.S. Government Obligations shall be applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, in respect of the principal and interest for whose payment such money and U.S. Government Obligations has been deposited with the Trustee.

            SECTION 6.6 Indemnity for U.S. Government Obligations. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to
Section 6.1 or the principal or interest received in respect of such obligations other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

                                   ARTICLE VII

                                    Remedies

            SECTION 7.1 Events of Default. "Event of Default," wherever used herein, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XIII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) the Company or the Guarantor defaults in the payment of any interest (including Additional Interest) upon the Securities when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid deferral of any due date in the case of an Extension Period shall not constitute a default in the payment of interest for this purpose; or

            (2) the Company or the Guarantor defaults in the payment of all or any part of the principal of (or premium, if any, on) the Securities as and when the same shall become due and payable whether at Stated Maturity, upon redemption, by declaration or otherwise; or

            (3) the Company or the Guarantor defaults in the performance, or breaches, of any of its covenants or warranties in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section
                  7.1 specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the holders of at least 25% in principal amount of the outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (4) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or the Guarantor or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

            (5) the Company or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or the Guarantor or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

            (6) the Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of the Securities to holders of the Capital Securities and Common Securities in liquidation of their interests in the Trust,
                  (ii) the redemption of all of the outstanding Capital Securities and Common Securities of the Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

            SECTION 7.2 Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have the right to declare the principal of and the interest on all the Debentures and any other amounts payable hereunder to be due and payable immediately.

            At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article VII, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (1) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities, (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities and
(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.13. No such rescission shall affect any subsequent default or impair any right consequent thereon.

            SECTION 7.3 Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

            (a) default is made in the payment of any interest (including "Additional Interest") on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (b) default is made in the payment of the principal of any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 7.4 Trustee May File Proofs of Claim. In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 8.7. No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 7.5 Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

            SECTION 7.6 Application of Money Collected. Subject to Article XIII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST:  To the payment of all amounts due the Trustee under
      Section 8.7;

            SECOND: To the payment of all Senior Indebtedness of the Company, if and to the extent required by Article XIII;

            THIRD: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

            FOURTH:  To the Company if any balance shall remain.

            SECTION 7.7 Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

            SECTION 7.8 Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Security on the Stated Maturity (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            SECTION 7.9 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 7.10 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.14, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 7.11 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 7.12 Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that (subject to the provisions of Section 8.1) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability.

            SECTION 7.13 Waiver of Past Defaults. Subject to Sections 11.2 and
12.9 hereof, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:

            (a) in the payment of the principal of or interest on any Security (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee); or

            (b) in respect of a covenant or provision hereof which under Article XI cannot be modified or amended without the consent of the Holder of each Outstanding Security affected; provided, however, that so long as any of the Capital Securities remain outstanding such waiver or modification thereof shall not be effective until the Holders of a majority in aggregate liquidation amount of Capital Securities shall have consented to such waiver or modification thereof and, if the consent of the Holder of each of the Outstanding Securities is required, such waiver shall not be effective until each Holder of the Capital Securities shall have consented to such waiver.

            Upon any such waiver, such default shall cease to exist, effective as of the date specified in such waiver (and effective retroactively to the date of default, if so specified) and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            SECTION 7.14 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs, including legal fees and expenses, of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section 7.14 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest on any Security.

            SECTION 7.15 Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            SECTION 7.16 Capital Security Holders Rights. If an Event of Default constituting the failure to pay interest, principal or premium, if any, on the Securities on the date such interest, principal or premium, if any, is otherwise payable has occurred and is continuing and the Guarantor has failed to make payments to the extent required hereunder, then a registered holder of Capital Securities may directly institute a proceeding against the Company or the Guarantor for enforcement of payment to such holder directly of the principal of or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due dates specified in the Securities (a "Direct Action"). The Company and the Guarantor may not amend this Section 7.16 without the prior written consent of the holders of all of the Capital Securities. Notwithstanding any payment made to such holder of Capital Securities by the Company or the Guarantor in connection with such a Direct Action, the Guarantor shall be subrogated to the rights of the holder of such Capital Securities with respect to payments on the Capital Securities to the extent of any payments made by the Guarantor to such holder in any Direct Action.

                                  ARTICLE VIII

                                   The Trustee

            SECTION 8.1 Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and no implied covenants or obligations shall be read into this Indenture against the Trustee. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 8.1.

            SECTION 8.2 Notice of Defaults. The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that except in the case of a default in the payment of the principal of or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities; provided, further, that in the case of any default of the character specified in Section 7.1(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 8.2, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default. For purposes of this Section 8.2, the Trustee shall not be deemed to have knowledge of a default unless the Trustee has actual knowledge of such default or has received written notice of such default in the manner contemplated by Section 1.5.

            SECTION 8.3 Certain Rights of Trustee. Subject to the provisions of
Section 8.1:

            (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (4) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (8) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

            SECTION 8.4 Trustee Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

            SECTION 8.5 Trustee May Hold Securities. The Trustee, any Paying Agent, any Security Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 8.8 and 8.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent. Money held by the Trustee in trust hereunder shall not be invested by the Trustee pending distribution thereof to the holders of the Securities.

            SECTION 8.6 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest or any money received by it hereunder except as otherwise agreed in writing with the Company.

            SECTION 8.7 Compensation; Reimbursement; and Indemnity. The Company as issuer of the Debt Securities agrees

            (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (c) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expenses, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            The obligations of the Company under this Section 8.7 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Securities.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.1(5) or Section 7.1(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

            SECTION 8.8 Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

            SECTION 8.9 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

            SECTION 8.10 Resignation and Removal; Appointment of Successor.(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VIII shall become effective until the acceptance of appointment by the successor Trustee under Section 8.11.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (d) If at any time:

            (1) the Trustee shall fail to comply with Section 8.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 7.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company or the Guarantor, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company or the Guarantor. If no successor Trustee shall have been so appointed by the Company or the Guarantor or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company or the Guarantor shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

            SECTION 8.11 Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided that, on request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VIII.

            SECTION 8.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

            SECTION 8.13 Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                   ARTICLE IX

              Holders' Lists and Reports by Trustee and Company

            SECTION 9.1 Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

            (a) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders to the extent the Company has knowledge thereof as of a date not more than 15 days prior to the delivery thereof, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

            SECTION 9.2 Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 9.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 9.1 upon receipt of a new list so furnished.

            (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

            SECTION 9.3 Reports by Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any securities exchange.

            SECTION 9.4 Reports by the Guarantor. The Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                    ARTICLE X

             Consolidation, Merger, Conveyance, Transfer or Lease

            SECTION 10.1 Company or Guarantor May Consolidate, etc., on Certain Terms. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company or the Guarantor with or into any other corporation or corporations (whether or not affiliated with the Company or the Guarantor, as the case may be), or successive consolidations or mergers in which the Company or the Guarantor, as the case may be, or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Company or the Guarantor, as the case may be, or its successor or successors as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the Company and the Guarantor, as the case may be, or its successor or successors) authorized to acquire and operate the same; provided, however, the Company and the Guarantor hereby covenant and agree that, upon any such consolidation, merger, sale, conveyance, transfer or other disposition, the due and punctual payment, in the case of the Company, of the principal of (premium, if any) and interest on all of the Securities, according to their tenor or, in the case of the Guarantor, the performance of all obligations under the Guarantees, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company or the Guarantor, as the case may be, shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company or the Guarantor, as the case may be, shall have been merged, or by the entity which shall have acquired such property.

            SECTION 10.2 Successor Corporation to be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of, in the case of the Company, the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities or, in the case of the Guarantor, the performance of all obligations under the Guarantees, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company or the Guarantor, as the case may be, such successor corporation shall succeed to and be substituted for the Company or the Guarantor, as the case may be, with the same effect as if it had been named herein as the Company or the Guarantor, as the case may be, and thereupon the predecessor corporation shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Countrywide Home Loans, Inc. or Countrywide Credit Industries, Inc., any or all of the Securities or Guarantees, respectively, issuable hereunder which theretofore shall not have been signed by the Company or the Guarantor and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company or the Guarantor, as the case may be, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company or the Guarantor, as the case may be, to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

            SECTION 10.3 Opinion of Counsel to be Given Trustee. The Trustee, subject to the provisions of Sections 8.1 and 8.2, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or other disposition, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this Article X.

                                   ARTICLE XI

                             Supplemental Indentures

            SECTION 11.1 Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company and the Guarantor, when authorized by appropriate Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (a) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities, as and to the extent permitted under this Indenture; or

            (b) to add to the covenants of the Company or the Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or the Guarantor; or

            (c) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this clause (c) shall not adversely affect the interests of the Holders of the Securities or, so long as any of the Capital Securities shall remain outstanding, the holders of the Capital Securities; or

            (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

            SECTION 11.2 Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by appropriate Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (a) change the Stated Maturity of, the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders,

            (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (c) modify any of the provisions of this Section, Section 7.13 or
Section 12.9, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

provided, that, so long as any of the Capital Securities remain outstanding, no such amendment shall be made that adversely affects the holders of the Capital Securities, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of the outstanding Capital Securities unless and until the principal of and any premium on the Securities and all accrued and unpaid interest thereon have been paid in full.

            It shall not be necessary for any Act of Holders under this Section
11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 11.3 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article XI or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            SECTION 11.4 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article XI, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 11.5 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article XI shall conform to the requirements of the Trust Indenture Act.

            SECTION 11.6 Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE XII

                  Covenants; Representations and Warranties

            SECTION 12.1 Payment of Principal and Interest. The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture and comply with all other terms, agreements and conditions contained herein.

            SECTION 12.2 Maintenance of Office or Agency. The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies (in the United States) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

            SECTION 12.3 Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or at the option of the Company on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act. In such case the Company shall not invest the amount so segregated and held in trust pending the distribution thereof.

            Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act; provided, however, that any such deposit on a due date shall be initiated prior to 12:00 noon (New York time) in same-day funds.

            The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 12.3, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

            SECTION 12.4 Statement by Officers as to Default. The Company will deliver to the Trustee, upon 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the material terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

            SECTION 12.5 Existence. Subject to Article X, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company and the Guarantor shall not be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss hereof is not disadvantageous in any material respect to the Holders and, while any Capital Securities are outstanding, the holders of the Capital Securities.

            SECTION 12.6     INTENTIONALLY DELETED.

            SECTION 12.7     INTENTIONALLY DELETED.

            SECTION 12.8 Additional Covenants. (a) The Guarantor also covenants that so long as the Capital Securities and Common Securities remain outstanding
(i) to maintain 100% direct or indirect ownership of the Common Securities of the Trust; provided, however, that any permitted successor of the Guarantor hereunder may succeed to the Guarantor's ownership of such Common Securities,
(ii) to timely perform its duties as sponsor of the Trust, (iii) to use its reasonable efforts to cause the Trust (A) to remain a business trust classified as a grantor trust except in connection with the distribution of the Securities to the Holders of the Capital Securities in liquidation of the Trust, the redemption of all Capital Securities and Common Securities of the Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (B) to continue not to be treated as an association taxable as a corporation for United States Federal income tax purposes and (iv) to use its reasonable efforts to cause each Holder of Capital Securities and Common Securities to be treated as owning an undivided beneficial interest in the Securities.

            (b) Because the Trust is being formed solely to facilitate an investment in the Securities, the Company, as borrower, hereby covenants to pay all debts and obligations (other than with respect to the Capital Securities and Common Securities) and all costs and expenses of the Trust (including, but not limited to, all costs and expenses relating to the organization of the Trust, the fees and expenses of the Trustees and all costs and expenses relating to the operation of the Trust) and to pay any and all taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States, or any other taxing authority, so that the net amounts received and retained by the Trust and the Property Trustee after paying such expenses will be equal to the amounts the Trust and the Property Trustee would have received had no such costs or expenses been incurred by or imposed on the Trust. The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom any such debts, obligations, costs, expenses and taxes are owed (each, a "Creditor") whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Company directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other person before proceeding against the Company. The Company shall execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

            SECTION 12.9 Waiver of Certain Covenants. Except as otherwise specified as contemplated by Section 3.1 for Securities, the Company and the Guarantor may, with respect to the Securities, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 11.1(b) for the benefit of the Holders if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in resect of any such term, provision or condition shall remain in full force and effect.

            SECTION 12.10 Restrictions on Payments and Distributions. The Company and the Guarantor will not declare or pay any dividends on, or make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of their capital stock or rights to acquire such capital stock (other than (1) purchases or acquisitions of shares of any such capital stock or rights to acquire such capital stock in connection with the satisfaction by the Company or the Guarantor, respectively, of its obligations under any employee benefit plans, (2) as a result of a reclassification of the Company's or the Guarantor's capital stock or rights to acquire such capital stock or the exchange or conversion of one class or series of the Company's or Guarantor's capital stock or rights to acquire such capital stock for another class or series of the Company's or the Guarantor's capital stock or rights to acquire such capital stock, (3) the purchase of fractional interests in the Company's or the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (4) dividends and distributions made on the Company's or the Guarantor's capital stock or rights to acquire such capital stock with the Company's or the Guarantor's capital stock or rights to acquire such capital stock) or make any guarantee payments with respect to any of the foregoing and
0.2. make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including any guarantees, other than the Guarantees) issued by the Company or the Guarantor that rank pari passu with or junior to the Debt Securities or the Debt Guarantee, if at such time (x) there shall have occurred any event of which the Company or the Guarantor has actual knowledge that (I) with the giving of notice or the lapse of time, or both, would constitute an Event of Default with respect to Debentures and (II) in respect of which the Company shall not have taken reasonable steps to cure,
(y) the Guarantor shall be in default with respect to its payment of any obligations under the Debt Guarantee or (z) the Company shall have given notice of its election of an Extension Period as provided in Section 5.2 and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

            SECTION 12.11 Listing or Quotation of Debentures. If the Securities are to be distributed to the holders of Capital Securities and Common Securities upon a Dissolution Event, the Company shall use its reasonable efforts to arrange to list, or seek approval for quotation of, such Debentures on any securities exchange or other organization on which the Capital Securities are then listed or quoted, if any.

                                  ARTICLE XIII

                           Subordination of Securities

            SECTION 13.1 Securities Subordinate to Senior Indebtedness. The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XIII (subject to Article VI), the payment of the principal of and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred. The payment by the Guarantor of any obligation due under the Debt Guarantee shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, whether outstanding at the date of this Indenture or thereafter incurred.

            This Article XIII shall constitute a continuing offer to all persons who become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions. Holders of Senior Indebtedness need not prove reliance on the subordination provisions hereof.

            SECTION 13.2 Default on Senior Indebtedness. In the event and during the continuation of any default by the Company or the Guarantor in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness (and any applicable grace period with respect to such default has ended and such default has not been cured or waived) or in the event that the maturity of any Senior Indebtedness of the Company or the Guarantor, as the case may be, has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption payments) of, premium, if any, or interest on, the Securities, including payment with respect to any obligation due under the Debt Guarantee.

            In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by the preceding paragraph of this Section 13.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

            SECTION 13.3 Liquidation; Dissolution; Bankruptcy. Upon any payment by the Company or the Guarantor, or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company or the Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and premium, if any, and interest due or to become due upon all Senior Indebtedness of the Company or the Guarantor, as the case may be (including interest after the commencement of any bankruptcy, insolvency, receivership or other proceedings at the rate specified in the applicable Senior Indebtedness whether or not such interest is an allowable claim in any such proceeding) shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal or interest on the Securities, and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Company or the Guarantor, or distribution of substantially all of the assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this
Article XIII, shall be paid by the Company or the Guarantor, as the case may be, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company or the Guarantor, as the case may be, (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company or the Guarantor, as the case may be) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full of the Company or the Guarantor, as the case may be, (including interest after the commencement of any bankruptcy, insolvency, receivership or other proceedings at the rate specified in the applicable Senior Indebtedness whether or not such interest is an allowable claim in any such proceeding) or to provide for such payment in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of Securities or to the Trustee.

            In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness of the Company or the Guarantor is paid in full, of the Company or the Guarantor, as the case may be (including interest after the commencement of any bankruptcy, insolvency, receivership or other proceedings at the rate specified in the applicable Senior Indebtedness whether or not such interest is an allowable claim in any such proceeding) or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company or the Guarantor, for application to the payment of all Senior Indebtedness of the Company or the Guarantor, as the case may be, remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

            Any holder of Senior Indebtedness may file any proof of claim or similar instrument on behalf of the Trustee and the Holders if such instrument has not been filed by the date which is 30 days prior to the date specified for filing thereof.

            For purposes of this Article XIII, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company or the Guarantor as reorganized or readjusted, or securities of the Company or the Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XIII with respect to the Securities to the payment of all Senior Indebtedness of the Company or the Guarantor, as the case may be, that may at the time be outstanding, provided, however, that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company or the Guarantor with, or the merger of the Company or the Guarantor into, another corporation or the liquidation or dissolution of the Company or the Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article X hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article X hereof. Nothing in Section 13.2 or in this Section 13.3 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.7.

            SECTION 13.4 Subrogation. Subject to the payment in full of all Senior Indebtedness of the Company or the Guarantor, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company or the Guarantor, as the case may be, applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this
Article XIII, and no payment over pursuant to the provisions of this Article XIII, to or for the benefit of the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between (i) the Company, its creditors other than holders of Senior Indebtedness of the Company, and the Holders of the Securities, or (ii) the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the Holders of the Securities, be deemed to be a payment by the Company or the Guarantor, as the case may be, to or on account of the Senior Indebtedness. It is understood that the provisions of this Article XIII are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness on the other hand.

            Nothing contained in this Article XIII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between (i) the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the Holders of the Securities, or (ii) the Guarantor, its creditors other than holders of Senior Indebtedness of the Guarantor, and the Holders of the Securities, the obligation of the Company or the Guarantor, as the case may be, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company or the Guarantor, as the case may be, other than the holders of the Senior Indebtedness or the Guarantor, as the case may be, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XIII of the holders of Senior Indebtedness in respect of cash, property or securities of the Company or the Guarantor, as the case may be, received upon the exercise of any such remedy.

            Upon any payment or distribution of assets of the Company or the Guarantor referred to in this Article XIII, the Trustee, subject to the provisions of Section 8.1, and the Holders of the Securities, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, Trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the trustee or to the Holders of the Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company or the Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

            SECTION 13.5 Trustee to Effectuate Subordination. Each Holder of a Security by acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XIII and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

            SECTION 13.6 Notice by the Company and the Guarantor. The Company or the Guarantor shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company or the Guarantor that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XIII. Notwithstanding the provisions of this Article XIII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XIII, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or the Guarantor or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 13.6 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

            The Trustee, subject to the provisions of Section 8.1, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness of the Company or the Guarantor, as the case may be, or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XIII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XIII, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

            SECTION 13.7 Rights of the Trustee; Holders of Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIII in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article XIII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.7.

            With respect to the holders of Senior Indebtedness of the Company or the Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XIII, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 8.1, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Securities, the Company, the Guarantor or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XIII or otherwise.

            SECTION 13.8 Subordination May Not be Impaired. No right of any present or future holder of any Senior Indebtedness of the Company or the Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company or the Guarantor, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

            Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company or the Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article XIII or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company or the Guarantor, as the case may be, and any other Person.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                              COUNTRYWIDE HOME LOANS, INC.

                              By:     /s/Stanford L. Kurland
                                    -------------------------------------------
                                    Name:   Stanford L. Kurland
                                    Title:  Senior Managing Director

                              COUNTRYWIDE CREDIT INDUSTRIES, INC.

                              By:     /s/Stanford L. Kurland
                                    -------------------------------------------
                                    Name:   Stanford L. Kurland
                                    Title:  Senior Managing Director

                              THE BANK OF NEW YORK, as Trustee

                              By:   /s/Vivian Georges
                                    -------------------------------------------
                                    Name:   Vivian Georges
                                    Title:  Assistant Vice President


                                                                      Exhibit A

            This Security may not be acquired by any Person who is, or who in acquiring this Security is using the assets of, an ERISA Plan unless this Security is acquired pursuant to and in accordance with an applicable exemption, including but not limited to: (i) Prohibited Transaction Class Exemption 90-1 ("PTE 90-1"), regarding investments by insurance company pooled separate accounts, (ii) Prohibited Transaction Class Exemption 91-38 ("PTE 91-38") regarding investments by bank collective investment funds, (iii) Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"), regarding transactions effected by qualified professional asset managers, (iv) Prohibited Transaction Class Exemption 96-23 ("PTE 96-23"), regarding transactions effected by in-house asset managers, or (v) Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), regarding investments by insurance company general accounts. The acquisition of this Security by any Person who is, or who in acquiring this Security is using the assets of, an ERISA Plan shall be deemed to constitute a representation by such Person to the Trust that (i) such Person is eligible for exemptive relief available pursuant to an applicable exemption, including but not limited to, PTE 90-1, PTE 91-38, PTE 84-14, PTE 96-23 or PTE 95-60 with respect to the acquisition and holding of this Security, and (ii) none of Countrywide Home Loans, Inc., Countrywide Credit Industries, Inc., Countrywide Financial Services, Inc. or Countrywide Securities Corporation is a "fiduciary", within the meaning of Section 3(21) of ERISA and the regulations thereunder, with respect to such Person's interest in this Security.


                          COUNTRYWIDE HOME LOANS, INC.

                   8.05% Junior Subordinated Debentures due

                             June 15, 2027, Series A

                            $
                             --------------------
                               Certificate No.
                                              --


            COUNTRYWIDE HOME LOANS, INC., a corporation duly organized and existing under the laws of the State of New York (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter
referred to), for value received, hereby promises to pay to               , or
registered assigns, the principal sum of                   ($             ) on
June 15, 2027 (the "Stated Maturity"; unless a Maturity Advancement (as hereinafter defined) occurs as a result of a Tax Event, in which case the Stated Maturity shall be such advanced maturity date), and to pay interest on said
principal from          , 199   or from the most recent interest payment date to
which interest on this Security has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 1997, at a rate of 8.05% per annum until the principal hereof shall have been paid or made available for payment, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest ("Additional Interest") shall become payable in respect of this Security with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 liquidation amount of this Security for each week or portion thereof that the Registration Default continues, as provided in the Registration Rights Agreement. Additional Interest will increase by an additional $.05 per week per $1,000 liquidation amount of this Security with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest of $.25 per week per $1,000 liquidation amount of this Security. The amount of interest payable for any semi-annual interest period will be computed for any full 180-day semi-annual interest payment period, on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full 180-day semi-annual interest payment period for which interest payments are computed, will be computed on the basis of actual number of days elapsed in such 180-day period (assuming each full month elapsed in such period consists of 30 days). In the event that any date on which interest is payable on this Security is not a Business Day (as hereinafter defined), then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any additional interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable; provided that no interest shall accrue for the period from and after the date such payment was originally payable. A "Business Day" shall mean any day other than a Saturday or a Sunday, or a day on which banking institutions in The City of New York or Los Angeles, California are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal corporate trust office of the Property Trustee under the Declaration, is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name the Securities (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be determined as provided in the Indenture. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the Securities or one or more Predecessor Securities is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time during the term of this Security, from time to time, to defer payment of interest on such Security for a period not to exceed 10 semi-annual periods, (an "Extension Period"), provided, that no Extension Period may extend past the Stated Maturity of this Security. There may be multiple Extension Periods of varying lengths during the term of this Security. At the end of any Extension Period, if any, the Company shall pay all interest then accrued and unpaid, together with interest thereon, compounded semi-annually at the rate specified on this Security to the extent permitted by applicable law. During any such Extension Period, the Company and the Guarantor shall not, declare or pay any dividends on, or make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or rights to acquire such capital stock (other than (i) purchases or acquisitions of shares of any such capital stock or rights to acquire such capital stock in connection with the satisfaction by the Company or the Guarantor, respectively, of its obligations under any employee benefit plans, (ii) as a result of a reclassification of the Company's or the Guarantor's capital stock or rights to acquire such capital stock or the exchange or conversion of one class or series of the Company's or the Guarantor's capital stock or rights to acquire such capital stock for another class or series of the Company's or the Guarantor's capital stock or rights to acquire such capital stock, (iii) the purchase of fractional interests in shares of the Company's or the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (iv) dividends and distributions made on the Company's or the Guarantor's capital stock or rights to acquire such capital stock with the Company's or the Guarantor's capital stock or rights to acquire such capital stock) or make any guarantee payments with respect to any of the foregoing and
(b) the Company and the Guarantor shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including any guarantees, other than the Guarantees) issued by the Company or the Guarantor that rank pari passu with or junior to this Security and the Debt Guarantee. Prior to the termination of any such Extension Period, the Company may further extend the Extension Period, provided that no Extension Period may exceed 10 consecutive semi-annual periods or extend beyond the Stated Maturity of this Security. Upon the termination of any such Extension Period and the payment of all amounts then due on any Interest Payment Date, the Company may elect to begin a new Extension Period subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Guarantor, the Property Trustee, the Regular Trustees and the Trustee written notice of its election of such Extension Period not less than one Business Day prior to the record date for the applicable Interest Payment Date.

            Payment of the principal of and interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register.

            The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

            Reference is hereby made to the further provisions of the Indenture summarized on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, Countrywide Home Loans, Inc. has caused this instrument to be duly executed.

                              COUNTRYWIDE HOME LOANS, INC.

                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

Attest:

----------------------
Name:
Title:  Secretary


                          [Form of Reverse of Security]

            This Security is one of a duly authorized issue of Securities of Countrywide Home Loans, Inc. (the "Company"), designated as its 8.05% Junior Subordinated Debentures due June 15, 2027, Series A (herein called the "Securities"), limited in aggregate principal amount to $206,200,000 issued under an Indenture, dated as of June 4, 1997 (herein called the "Indenture"), among the Company, Countrywide Credit Industries, Inc. (the "Guarantor") and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            This Security is not redeemable at the option of the Company; provided that this Security shall be redeemable at the option of the Company at any time in whole (but not in part), within 90 days of the occurrence of a Special Event (as defined in the Indenture), at a Redemption Price equal to 100% of the aggregate principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to the Redemption Date. In addition, if a Tax Event shall occur and be continuing and in the opinion of counsel, rendered by a law firm having a recognized national tax practice, there would in all cases, after effecting the dissolution of the Trust and the distribution of the Securities to the Holders of the Capital Securities and Common Securities in exchange therefor upon liquidation of the Trust, be more than an insubstantial risk that the Tax Event would continue to exist, then the Company shall have the right to shorten the Stated Maturity of the Securities to a date not earlier than December 15, 2011 (a "Maturity Advancement"), such that, in the opinion of counsel to the Trust rendered by a law firm having a recognized national tax practice, after advancing the Stated Maturity of the Debt Securities, interest paid on the Securities will be deductible by the Company for United States federal income tax purposes.

            For so long as the Trust is the Holder of all the Securities Outstanding, the proceeds of any redemption described herein shall be used by the Trust to redeem Common Securities and Capital Securities in accordance with their terms.

            If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

            The Indenture contains provisions for satisfaction and discharge or legal defeasance of the entire indebtedness of this Security and for the defeasance of certain covenants under the Indenture at any time upon compliance by the Company with certain conditions set forth in the Indenture.

            The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of Holders of not less than a majority in principal amount of the Outstanding Securities, to modify the Indenture in a manner affecting the rights of the Holders of the Securities; provided that no such modification may, without the consent of the Holder of each Outstanding Security affected thereby, (i) except to the extent permitted and subject to the conditions set forth in the Indenture with respect to extension of the installments of interest on the Securities or shortening of the Stated Maturity of the Securities, change the Stated Maturity of, the principal of, or any installment of interest on, this Security or reduce the principal amount thereof, or the rate of payment of interest thereon, or change the place of payment where, or the coin or currency in which, this Security or interest thereon is payable, or impair the right to institute suit for the enforcement of such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of the Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, (ii) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for such supplemental Indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or
(iii) modify any of the provisions of Section 7.13, Section 11.2 or Section 12.9 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided that, so long as any of the Capital Securities remain outstanding, no such amendment shall be made that adversely affects the holders of the Capital Securities, and no termination of the Indenture shall occur, and no waiver of an Event of Default or compliance with any covenant under the Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of the outstanding Capital Securities unless and until the principal of and any premium on the Securities and all accrued and unpaid interest thereon have been paid in full.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of different authorized denominations, as requested by the Holder surrendering the same.

            THE SECURITIES AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD

TO CONFLICT OF LAWS PRINCIPLES THEREOF.

            This is one of the Securities referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK,

                                   as Trustee

                              By:
                                 ----------------------------------------------
                                            Authorized Signatory

 Dated:

            In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                   [Check One]

                                -------------

(1)         to the Company or a subsidiary thereof; or
      ---
(2)         pursuant to and in compliance with Rule 144A under the Securities
      ---   Act of 1933, as amended; or

(3)         outside the United States to a "foreign person" in compliance
      --- with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(4)         pursuant to the exemption from registration provided by Rule 144
      ---   under the Securities Act of 1933, as amended; or

(5)         pursuant to an effective registration statement under the
      ---   Securities Act of 1933, as amended; or

(6)         pursuant to another available exemption from the registration
      ---   requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3), (4) or
(6) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in its sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.8 of the Indenture shall have been satisfied.

Dated:                        Signed:
      ------------------             -----------------------------------
                              (Sign exactly as name appears on
                               the other side of this Security)

Signature Guarantee:
                    ------------------------------------

             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      -----------------                   -------------------------------------
                                          NOTICE:  To be executed by an
                                          executive officer

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

            The undersigned represents and warrants that it is purchasing the Security outside the United States as a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act and is aware that the sale to it is being made in reliance on Regulation S.

Dated:
      -----------------                   -------------------------------------
                                          NOTICE:  To be executed by an
                                          executive officer

            FOR VALUE RECEIVED, the Guarantor hereby unconditionally guarantees to the holder of this Security upon which this Guarantee is endorsed the due and punctual payment of the principal, premium, if any, and interest on said Security, when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.

            The Guarantor agrees to determine, at least one Business Day prior to the date upon which a payment of principal of and premium, if any, or interest on said Security is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption, or otherwise, and as if such payment were made by the Company.

            The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable, and absolute, irrespective of the validity, regularity, or enforceability of said Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Security and in this Guarantee.

            The Guarantor shall be subrogated to all rights of the holder of said Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

            Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Securities to the holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C.
Section 547 and such payment is paid by such holder of such trustee in bankruptcy, then and to the extent of such repayment, the obligations of the Guarantor hereunder shall remain in full force and effect.

            This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee (or the Authentication Agent).

            This Guarantee shall be governed by the laws of the State of New York without regard to conflict of laws principles thereof.

            IN WITNESS WHEREOF, Countrywide Credit Industries, Inc. has caused this Guarantee to be signed in its corporate name by the facsimile signature of two of its officers thereunto duly authorized.

                              COUNTRYWIDE CREDIT INDUSTRIES, INC.

                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:


                                                                      Exhibit B

                          COUNTRYWIDE HOME LOANS, INC.

                   8.05% Junior Subordinated Debentures due

                             June 15, 2027, Series B

                            $
                             --------------------
                               Certificate No.
                                              ---

            This Security may not be acquired by any Person who is, or who in acquiring such this Security is using the assets of, an ERISA Plan unless this Security is acquired pursuant to and in accordance with an applicable exemption, including but not limited to: (i) Prohibited Transaction Class Exemption 90-1 ("PTE 90-1"), regarding investments by insurance company pooled separate accounts, (ii) Prohibited Transaction Class Exemption 91-38 ("PTE 91-38") regarding investments by bank collective investment funds, (iii) Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"), regarding transactions effected by qualified professional asset managers, (iv) Prohibited Transaction Class Exemption 96-23 ("PTE 96-23"), regarding transactions effected by in-house asset managers, or (v) Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), regarding investments by insurance company general accounts. The acquisition of this Security by any Person who is, or who in acquiring this Security is using the assets of, an ERISA Plan shall be deemed to constitute a representation by such Person to the Trust that (i) such Person is eligible for exemptive relief available pursuant to an applicable exemption, including but not limited to, PTE 90-1, PTE 91-38, PTE 84-14, PTE 96-23 or PTE 95-60 with respect to the acquisition and holding of this Security, and (ii) none of Countrywide Home Loans, Inc., Countrywide Credit Industries, Inc., Countrywide Financial Services, Inc. or Countrywide Securities Corporation is a "fiduciary", within the meaning of Section 3(21) of ERISA and the regulations thereunder, with respect to such Person's interest in this Security.

            COUNTRYWIDE HOME LOANS, INC., a corporation duly organized and existing under the laws of the State of New York (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter
referred to), for value received, hereby promises to pay to                 , or
registered assigns, the principal sum of                 ($               ) on
June 15, 2027 (the "Stated Maturity"; unless a Maturity Advancement (as hereinafter defined) occurs as a result of a Tax Event, in which case the Stated Maturity shall be such advanced maturity date), and to pay interest on said
principal from          , 199   or from the most recent interest payment date to
which interest on this Security (or the 8.05% Junior Subordinated Debentures due June 15, 1987, Series A, in exchange for which this Security was issued) has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 1997, at a rate of 8.05% per annum until the principal hereof shall have been paid or made available for payment, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest ("Additional Interest") shall become payable in respect of this Security with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 liquidation amount of this Security for each week or portion thereof that the Registration Default continues, as provided in the Registration Rights Agreement. Additional Interest will increase by an additional $.05 per week per $1,000 liquidation amount of this Security with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest of $.25 per week per $1,000 liquidation amount of this Security. The amount of interest payable for any semi-annual period will be computed for any full 180-day semi-annual interest payment period, on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full 180-day semi-annual interest payment period for which interest payments are computed, will be computed on the basis of actual number of days elapsed in such 180-day period (assuming each full month elapsed in such period consists of 30 days). In the event that any date on which interest is payable on this Security is not a Business Day (as hereinafter defined), then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any additional interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable; provided that no interest shall accrue for the period from and after the date such payment was originally payable. A "Business Day" shall mean any day other than a Saturday or a Sunday, or a day on which banking institutions in The City of New York or Los Angeles, California are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal corporate trust office of the Property Trustee under the Declaration, is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name the Securities (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be determined as provided in the Indenture. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the Securities or one or more Predecessor Securities is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time during the term of this Security, from time to time, to defer payment of interest on such Security for a period not to exceed 10 semi-annual periods, (an "Extension Period"), provided, that no Extension Period may extend past the Stated Maturity of this Security. There may be multiple Extension Periods of varying lengths during the term of this Security. At the end of any Extension Period, if any, the Company shall pay all interest then accrued and unpaid, together with interest thereon, compounded semi-annually at the rate specified on this Security to the extent permitted by applicable law. During any such Extension Period, the Company and the Guarantor shall not, declare or pay any dividends on, or make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or rights to acquire such capital stock (other than (i) purchases or acquisitions of shares of any such capital stock or rights to acquire such capital stock in connection with the satisfaction by the Company or the Guarantor, respectively, of its obligations under any employee benefit plans, (ii) as a result of a reclassification of the Company's or the Guarantor's capital stock or rights to acquire such capital stock or the exchange or conversion of one class or series of the Company's or the Guarantor's capital stock or rights to acquire such capital stock for another class or series of the Company's or the Guarantor's capital stock or rights to acquire such capital stock, (iii) the purchase of fractional interests in shares of the Company's or the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (iv) dividends and distributions made on the Company's or the Guarantor's capital stock or rights to acquire such capital stock with the Company's or the Guarantor's capital stock or rights to acquire such capital stock) or make any guarantee payments with respect to any of the foregoing and
(b) the Company and the Guarantor shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including any guarantees, other than the Guarantees) issued by the Company or the Guarantor that rank pari passu with or junior to this Security and the Debt Guarantee. Prior to the termination of any such Extension Period, the Company may further extend the Extension Period, provided that no Extension Period may exceed 10 consecutive semi-annual periods or extend beyond the Stated Maturity of this Security. Upon the termination of any such Extension Period and the payment of all amounts then due on any Interest Payment Date, the Company may elect to begin a new Extension Period subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Guarantor, the Property Trustee, the Regular Trustees and the Trustee written notice of its election of such Extension Period not less than one Business Day prior to the record date for the applicable Interest Payment Date.

            Payment of the principal of and interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register.

            The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

            Reference is hereby made to the further provisions of the Indenture summarized on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, Countrywide Home Loans, Inc. has caused this instrument to be duly executed.

                              COUNTRYWIDE HOME LOANS, INC.

                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

Attest:

---------------------------
Name:
Title:  Secretary


                          [Form of Reverse of Security]

            This Security is one of a duly authorized issue of Securities of Countrywide Home Loans, Inc. (the "Company"), designated as its 8.05% Junior Subordinated Debentures due June 15, 2027, Series B (herein called the "Securities"), limited in aggregate principal amount to $206,200,000 issued under an Indenture, dated as of June 4, 1997 (herein called the "Indenture"), among the Company, Countrywide Credit Industries, Inc. (the "Guarantor") and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            This Security is not redeemable at the option of the Company; provided that this Security shall be redeemable at the option of the Company at any time in whole (but not in part), within 90 days of the occurrence of a Special Event (as defined in the Indenture), at a Redemption Price equal to 100% of the aggregate principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to the Redemption Date. In addition, if a Tax Event shall occur and be continuing and in the opinion of counsel, rendered by a law firm having a recognized national tax practice, there would in all cases, after effecting the dissolution of the Trust and the distribution of the Securities to the Holders of the Capital Securities and Common Securities in exchange therefor upon liquidation of the Trust, be more than an insubstantial risk that the Tax Event would continue to exist, then the Company shall have the right to shorten the Stated Maturity of the Securities to a date not earlier than December 15, 2011 (a "Maturity Advancement"), such that, in the opinion of counsel to the Trust rendered by a law firm having a recognized national tax practice, after advancing the Stated Maturity of the Debt Securities, interest paid on the Securities will be deductible by the Company for United States federal income tax purposes.

            For so long as the Trust is the Holder of all the Securities Outstanding, the proceeds of any redemption described herein shall be used by the Trust to redeem Common Securities and Capital Securities in accordance with their terms.

            If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

            The Indenture contains provisions for satisfaction and discharge or legal defeasance of the entire indebtedness of this Security and for the defeasance of certain covenants under the Indenture at any time upon compliance by the Company with certain conditions set forth in the Indenture.

            The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of Holders of not less than a majority in principal amount of the Outstanding Securities, to modify the Indenture in a manner affecting the rights of the Holders of the Securities; provided that no such modification may, without the consent of the Holder of each Outstanding Security affected thereby, (i) except to the extent permitted and subject to the conditions set forth in the Indenture with respect to extension of the installments of interest on the Securities or shortening of the Stated Maturity of the Securities, change the Stated Maturity of, the principal of, or any installment of interest on, this Security or reduce the principal amount thereof, or the rate of payment of interest thereon, or change the place of payment where, or the coin or currency in which, this Security or interest thereon is payable, or impair the right to institute suit for the enforcement of such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of the Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, (ii) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for such supplemental Indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or
(iii) modify any of the provisions of Section 7.13, Section 11.2 or Section 12.9 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided that, so long as any of the Capital Securities remain outstanding, no such amendment shall be made that adversely affects the holders of the Capital Securities, and no termination of the Indenture shall occur, and no waiver of an Event of Default or compliance with any covenant under the Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of the outstanding Capital Securities unless and until the principal of and any premium on the Securities and all accrued and unpaid interest thereon have been paid in full.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of different authorized denominations, as requested by the Holder surrendering the same.

            THE SECURITIES AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD

TO CONFLICT OF LAWS PRINCIPLES THEREOF.

            This is one of the Securities referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK,

                                   as Trustee

                              By:
                                 ----------------------------------------------
                                            Authorized Signatory

 Dated:


            In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                   [Check One]

(1)         to the Company or a subsidiary thereof; or
      ---
(2)         pursuant to and in compliance with Rule 144A under the Securities
      ---   Act of 1933, as amended; or

(3)         outside the United States to a "foreign person" in compliance
      --- with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(4)         pursuant to the exemption from registration provided by Rule 144
      ---   under the Securities Act of 1933, as amended; or

(5)         pursuant to an effective registration statement under the
      ---   Securities Act of 1933, as amended; or

(6)         pursuant to another available exemption from the registration
      ---   requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3), (4) or
(6) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in its sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.8 of the Indenture shall have been satisfied.

Dated:                                    Signed:
      ---------------------                      ------------------------------
                                          (Sign exactly as name appears on
                                          the other side of this Security)

Signature Guarantee:
                    ----------------------------------

             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ------                              -------------------------------------
                                          NOTICE:  To be executed by an
                                          executive officer

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

            The undersigned represents and warrants that it is purchasing the Security outside the United States as a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act and is aware that the sale to it is being made in reliance on Regulation S.

Dated:
      ------                              -------------------------------------
                                          NOTICE:  To be executed by an
                                          executive officer

            FOR VALUE RECEIVED, the Guarantor hereby unconditionally guarantees to the holder of this Security upon which this Guarantee is endorsed the due and punctual payment of the principal, premium, if any, and interest on said Security, when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.

            The Guarantor agrees to determine, at least one Business Day prior to the date upon which a payment of principal of and premium, if any, or interest on said Security is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption, or otherwise, and as if such payment were made by the Company.

            The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable, and absolute, irrespective of the validity, regularity, or enforceability of said Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Security and in this Guarantee.

            The Guarantor shall be subrogated to all rights of the holder of said Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

            Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Securities to the holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C.
Section 547 and such payment is paid by such holder of such trustee in bankruptcy, then and to the extent of such repayment, the obligations of the Guarantor hereunder shall remain in full force and effect.

            This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee (or the Authentication Agent).

            This Guarantee shall be governed by the laws of the State of New York without regard to conflict of laws principles thereof.

            IN WITNESS WHEREOF, Countrywide Credit Industries, Inc. has caused this Guarantee to be signed in its corporate name by the facsimile signature of two of its officers thereunto duly authorized.

                              COUNTRYWIDE CREDIT INDUSTRIES, INC.

                              By:----------------------------------------------
                                 Name:
                                 Title:

                              By:
                                 Name:
                                 Title: